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                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          December 30, 1999
                            Date of Report
                  (Date of Earliest Event Reported)

                     The Internet Advisory Corp.
       (Exact Name of Registrant as Specified in its Charter)

     Utah                 0-16665                87-0426358
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                     2455 East Sunrise Blvd., Suite 401
                       Ft. Lauderdale, Florida 33304
                 (Address of Principal Executive Offices)

                              (888) 522-0958
                       Registrant's Telephone Number

                                   N/A
        (Former Name or Former Address if changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

          (a) On December 30, 1999, The Internet Advisory Corp.("IAC" or the "Registrant")entered into a Reorganization Agreement (the "Agreement") with Richard P. Greene, Esq., the sole stockholder of Sunrise Web Development, Inc., a Florida corporation (the "Sunrise Stockholder" and "Sunrise, respectively), whereby IAC issued 4,000,000 shares of "restricted securities" (common stock) to Mr. Greene in consideration of the exchange of 100% of the outstanding voting securities of Sunrise. Sunrise became a wholly-owned subsidiary of IAC on the closing of the Agreement. A copy of the Agreement, together with related exhibits, is attached hereto and incorporated herein by reference. See Item 7.

          Sunrise owns an interactive Internet web site and Internet Browser. Its products will generate revenues from subscriber membership fees and usage fees, as well as from other sources, which will include advertising and E-commerce sales. Sunrise will provide subscribers through its browser, a global, interactive community offering a wide variety of content, features and tools. The on-line community will have access to content such as electronic mail services, public bulletin boards, the buddy list feature, instant message services, public or private "meeting rooms/chat rooms" for interactive conversations and live "auditorium" events.

          Sunrise will generate revenues such as online service revenues from subscribers, advertising revenues, E-commerce and transaction fees associated with electronic commerce.

          Sunrise will fold its operations into that of the Registrant and both companies will operate out of the Registrant's corporate offices located at 2455 East Sunrise Boulevard, Ft. Lauderdale, Florida 33304.

          There were 9,345,018 shares of the Registrant's common stock outstanding prior to the completion of the Agreement, and 13,345,018 on the closing of the Agreement.

           The principal stockholders of the Registrant prior to the completion of the Agreement and their percentage of ownership of the outstanding voting securities of the Registrant, assuming 9,345,018 outstanding shares of common stock, were:

                                   Amount and Nature        Percent
                                     of Beneficial             of
     Name                              Ownership             Class

Barbara Fytton                           1,489,800                    15.9%
4 Cavendish Court,
Cardigan Road
Richmond, Surrey
England TW106BL

Richard K. Goldring                      1,000,000                    10.7%
5 Fox Chase Drive
Watchung, New Jersey 07060

Nicole Leigh*                            1,452,900                    15.5%
215 NE 23rd Street W309
Wilton Manors, FL 33305

Jeffrey Olweean*                         1,452,900                    15.5%
3850 Galt Ocean Drive 706
Ft. Lauderdale, FL 33308

          TOTALS                         5,395,600                    57.6%

               *Director and/or executive officer.

          Section 3.2 of the Agreement provides that the Board of Directors shall be increased to six members by an amendment to the Bylaws, and that the present members of management or the Registrant shall select three members, and that the Sunrise Stockholder or Sunrise shall select the other three members. The Bylaws shall also be amended to indicate that the presence of four members will be a quorum for the transaction of ordinary business, and that five members will be required for actions taken with respect to amendments to the Articles of Incorporation, Bylaws, dissolutions, litigation, mergers, consolidations, redemptions of shares, declarations of dividends, the issuance, sale or creation of additional numbers or classes of equity securities or the transfer, conveyance or pledge of any of the securities of the Registrant held by a principal stockholder. Until a voting agreement is negotiated and executed by the parties, the Sunrise Stockholder shall vote all shares issued under the Agreement for present members of management.

          (b) The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own more than 5% of the Registrant's common stock, following the closing of the Agreement, and assuming 13,345,018 outstanding shares of common stock:

                                             Amount and Nature        Percent
                                               of Beneficial             of
     Name                    Title               Ownership             Class

Barbara Fatten             Stockholder           1,489,800         11.1%
4 Cavendish Court,
Cardigan Road
Richmond, Surrey
England TW106BL

Richard K. Goldring        Stockholder          1,000,000           7.4%
5 Fox Chase Drive
Watchung, New Jersey 07060

Nicole Leigh               Director and         1,452,900           10.8%
215 NE 23rd Street W309      Officer
Wilton Manors, FL 33305

Jeffrey Olweean            Director and         1,452,900           10.8%
3850 Galt Ocean Drive 706    Officer
Ft. Lauderdale, FL 33308

Robert P. Greene, Esq.     Stockholder          4,000,000           29.9%
2455 E. Sunrise Blvd, Suite 905
Ft. Lauderdale, FL 33304

          TOTALS                                 9,395,600          70.4%

All officers and directors
as a group (2)                                   2,905,580          21.7%

Item 2.  Acquisition or Disposition of Assets.

          See Item 1 of this Report. The consideration exchanged under the Agreement was negotiated at "arms length" between the directors and executive officers of the Registrant and the Sunrise Stockholder and Sunrise. The members of the Board of Directors of the Registrant examined criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Sunrise; its management; and the potential benefit to the Registrant and its stockholders. The members of the Board of Directors determined in good faith that the consideration for the exchange was reasonable, under these circumstances.

          For information regarding the assets and business operations of Sunrise, see Item 7, Exhibit 10.

Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired.

          Audited financial statements of Sunrise are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about February 15, 2000, which is 75 days after the completion of the Agreement.

      (b) Pro Forma Financial Information.

          Pro Forma financial statements, taking into account the completion of the Agreement, are being prepared and will be filed with the Securities and Exchange Commission on or before February 15, 2000.

      (c) Exhibits.

            10         Reorganization Agreement.
                            Schedule A-Description of Assets.
                                       Unaudited Balance Sheet of Sunrise.

            99         Press Release dated December 30, 1999.


                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              The Internet Advisory Corporation

Date: 1/13/00                 By/s/ Jeffrey Olweean
                              -----------------------------
                              Jeffrey Olweean
                              President and Director